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                                                                     EXHIBIT 4.1

Number                                                                    Shares

                        WITS BASIN PRECIOUS MINERALS INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                     SEE REVERSE SIDE
                                                 FOR CERTAIN DEFINITIONS

                                                     CUSIP 977427 10 3

                               THIS CERTIFIES THAT



                                 is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF $.01 PER SHARE, OF ______________________________ WITS BASIN
PRECIOUS     MINERALS    INC.     ______________________________________________
transferable on the books of the Corporation by the holder hereof in person or by Attorney by surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

    -------------------------                --------------------------
     CHIEF EXECUTIVE OFFICER                   CHIEF FINANCIAL OFFICER


COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER AND TRUST COMPANY

            TRANSFER AGENT


BY:

            AUTHORIZED SIGNATURE


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THE SECRETARY OF THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST
AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:
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

TEN COM    -   as tenants in common          UTMA -- ______________ Custodian _______________
                                                          (Cust)                    (Minor)
                                                      under Uniform Transfers to Minors

                                                  Act___________________________
                                                                  (State)
TEN ENT    -   as tenants by entireties

JT TEN     -   as joint tenants with right of survivorship
               and not as tenants in common


     Additional abbreviations may also be used though not in the above list.
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For value received ____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

|                                              |
|                                              |



PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL SIP CODE OR ASSIGNEE




                                                                           Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______  Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated
                                               ---------------------------------
                                               ---------------------------------


                                               NOTICE: THE SIGNATURE TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME AS WRITTEN UPON THE FACE
                                               OF THE CERTIFICATE IN EVERY
                                               PARTICULAR WITHOUT ALTERATION OR
                                               ENLARGEMENT OR ANY CHANGE
                                               WHATEVER.




SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGE MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES MY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

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